                                 AMENDMENT NO. 2
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                         INVESCO AIM DISTRIBUTORS, INC.

     The Master Distribution Agreement (the "Agreement"), dated December 7, 2007, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and INVESCO AIM DISTRIBUTORS, INC., formerly A I M DISTRIBUTORS, INC., a Delaware corporation, is hereby amended to add Tax-Free Cash Reserve Portfolio shares as follows:

     Appendix A of the Agreement is hereby deleted in its entirely and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

GOVERNMENT & AGENCY PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class

GOVERNMENT TAXADVANTAGE PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class

LIQUID ASSETS PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class

STIC PRIME PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class

TAX-FREE CASH RESERVE PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class

TREASURY PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 30, 2008

                                        SHORT-TERM INVESTMENTS TRUST


Attest: /s/ Stephen R. Rimes            By: /s/ Karen Dunn Kelley
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: Karen Dunn Kelley
Title: Assistant Secretary              Title: President
(SEAL)


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: John S. Cooper
Title: Assistant Secretary              Title: President
(SEAL)